BANC ONE AUTO GRANTOR                            PAGE 1
                             TRUST 1996-8
           AMENDED AND RESTATED DETERMINATION DATE STATEMENT
     COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                  DISTRIBUTION DATE DECEMBER 16, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                                 $305,686,731.00
(B) Total Certificate Balance                                                                                $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                           96.00%
    (ii)  Original Class A Principal Balance                                                                 $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                                     6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                            4.00%
    (ii)  Original Class B Principal Balance                                                                  $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                                     6.70%
(E) Servicing Fee Rate (per annum)                                                                                      1.00%
(F) Weighted Average Coupon (WAC)                                                                                      12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                          60.12  months
(H) Weighted Average Remaining Maturity (WAM)                                                                          45.97  months
(I) Number of Receivables                                                                                             31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                      1.50%
    (ii)  Reserve Fund Initial Deposit                                                                         $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                                    1.00%
          (c) Percent of Remaining Certificate Balance                                                                  3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                          8.00%

                         BANC ONE AUTO GRANTOR                            PAGE 2
                             TRUST 1996-8
           AMENDED AND RESTATED DETERMINATION DATE STATEMENT
     COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                  DISTRIBUTION DATE DECEMBER 16, 1996


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                                 $238,281,529.10
(B) Total Certificate Balance                                                                                $238,281,529.10
(C) Total Certificate Pool Factor                                                                                  0.7794958
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                         $228,750,063.39
    (ii) Class A Certificate Pool Factor                                                                           0.7794958
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                          $ 9,531,465.71
    (ii) Class B Certificate Pool Factor                                                                           0.7794958
(F) Reserve Fund Balance                                                                                        7,744,149.70
(G) Cumulative Net Losses for All Prior Periods                                                                 2,718,703.89
(H) Charge-off Rate for Second Preceding Period                                                                         1.95%
(I) Charge-off Rate for Preceding Period                                                                                1.41%
(J) Delinquency Percentage for Second Preceding Period                                                                  0.37%
(K) Delinquency Percentage for Preceding Period                                                                         0.46%
(L) Weighted Average Coupon (WAC)                                                                                     12.130%
(M) Weighted Average Remaining Maturity (WAM)                                                                          42.33  months
(N) Number of Receivables                                                                                             27,244

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                                10,579,265.56
    (ii)  Prepayments in Full                                                                                           0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                                0.00
    (iv)  Other Refunds Related to Principal                                                                            0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                                  2,286,969.61
    (ii)  Repurchased Loan Proceeds Related to Interest                                                                 0.00
(C) Weighted Average Coupon (WAC)                                                                                      12.13%
(D) Weighted Average Remaining Maturity (WAM)                                                                          41.66  months
(E) Remaining Number of Receivables                                                                                   26,515

(F) Delinquent Receivables                                Dollar Amount                                               #  Units
                                                          -------------                                               --------
    (i)   30-59 Days Delinquent                            3,491,406                     1.54%                            400
    (ii)  60-89 Days Delinquent                              647,020                     0.29%                             70
    (iii) 90 Days or More Delinquent                         373,439                     0.16%                             36

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                                  31,841.69
(B) Collection Account Investment Income                                                                                 0.00
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                                    695,869.20
    (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                                      649,520.66
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                                 46,348.54
    (ii)  Liquidation Proceeds Related to Interest                                                                     212.75
    (iii) Recoveries from Prior Month Charge Offs                                                                  294,742.30

                         BANC ONE AUTO GRANTOR                            PAGE 3
                             TRUST 1996-8
           AMENDED AND RESTATED DETERMINATION DATE STATEMENT
     COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                  DISTRIBUTION DATE DECEMBER 16, 1996


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                                       2,286,969.61
(B) Liquidation Proceeds Related to Interest                                                                               212.75
(C) Repurchased Loan Proceeds                                                                                                0.00
(D) Recoveries from Prior Month Charge Offs                                                                            294,742.30
                                                                                                                 ----------------
(E) Interest Collections                                                                                             2,581,924.66
Principal Collections:

(F) Principal Payments Received                                                                                    $10,579,265.56
(G) Liquidation Proceeds Related to Principal                                                                           46,348.54
(H) Repurchased Loan Proceeds                                                                                                0.00
                                                                                                                 ----------------
(I) Principal Collections                                                                                           10,625,614.10
(J) Total Collections                                                                                              $13,207,538.76

F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                                               $198,567.94
    (ii)  Prior Collection Period unpaid Servicing Fees                                                                      0.00
                                                                                                                 ----------------
    (iii)  Total Servicing Fee                                                                                        $198,567.94

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                                  $1,248,594.10
    (ii)  Class A prior period Interest Carryover Shortfall                                                                  0.00
                                                                                                                 ----------------
    (iii)  Class A Interest Distribution                                                                            $1,248,594.10
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                                     $53,217.35
    (ii)  Class B prior period Interest Carryover Shortfall                                                                  0.00
                                                                                                                 ----------------
    (iii)  Class B Interest Distribution                                                                               $53,217.35

(D) Total Certificate Interest Distribution                                                                         $1,301,811.45
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                                $1,500,379.39

Principal:
(F) Principal Collections                                                                                          $10,625,614.10
(G) Realized Losses                                                                                                    649,520.66
                                                                                                                 ----------------
(H) Total Monthly Principal                                                                                        $11,275,134.76

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                                 10,824,119.71
    (ii)  Class A prior period Principal Carryover Shortfall                                                                 0.00
                                                                                                                 ----------------
    (iii)  Class A Principal Distribution                                                                           10,824,119.71
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                                    451,015.05
    (ii)  Class B prior period Principal Carryover Shortfall                                                                 0.00
                                                                                                                 ----------------
    (iii)  Class B Principal Distribution                                                                              451,015.05

(K) Total Principal Distribution                                                                                    11,275,134.76

(L) Total Interest and Principal Distribution Amounts                                                               12,775,514.15
       plus Servicing Fee

                         BANC ONE AUTO GRANTOR                            PAGE 4
                             TRUST 1996-8
           AMENDED AND RESTATED DETERMINATION DATE STATEMENT
     COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                  DISTRIBUTION DATE DECEMBER 16, 1996


G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                           2,581,924.66
(B)  Class B Percentage of Principal Collections                                                                       425,033.66
(C) Servicing Fee :
    (i)    Total Servicing Fee                                                                                         198,567.94
    (ii)   Servicing Fee paid                                                                                          198,567.94
                                                                                                                   --------------
    (iii)  Unpaid Servicing Fee                                                                                              0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                  2,383,356.72
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                             1,248,594.10
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                          1,248,594.10
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                             1,134,762.62
    (iv)   Class A Interest Distribution remaining to be paid                                                                0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                               0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                                0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                              0.00
    (viii) Class A Interest Carryover Shortfall                                                                              0.00
    (ix)   Class A Interest Distribution paid                                                                        1,248,594.10
(F) Class B Certificates
    (i)    Class B Interest Distribution                                                                                53,217.35
    (ii)   Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution             53,217.35
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                             1,081,545.27
    (iv)   Class B Interest Distribution remaining to be paid                                                                0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                                              0.00
    (vi)   Class B Interest Carryover Shortfall                                                                              0.00
    (vii)  Class B Interest Distribution paid                                                                           53,217.35
(G) Total Interest Paid                                                                                              1,301,811.45
(H) Total Interest and Servicing Fee Paid                                                                            1,500,379.39
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid      1,081,545.27
Total Collections available to be distributed:
(J) Total Principal Collections                                                                                     10,625,614.10
(K) Excess Interest                                                                                                  1,081,545.27
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                              0.00
(M) Total Collections available to be distributed as principal                                                      11,707,159.37

Principal:
(N) Class A Certificates
    (i)    Class A Principal Distribution                                                                           10,824,119.71
    (ii)   Class A Principal Distribution paid from total Collections available to be distributed                   10,824,119.71
    (iii)  Total Collections available after Class A Principal Distribution paid                                       883,039.66
    (iv)   Class A Principal Distribution remaining to be paid                                                               0.00
    (v)    Class A Principal Distribution paid from Reserve Fund                                                             0.00
    (vi)   Class A Principal Carryover Shortfall                                                                             0.00
    (vii)  Total Class A Principal Distribution paid                                                                10,824,119.71

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                               451,015.05
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                       451,015.05
    (iii) Total Collections available after Class B Principal Distribution paid                                        432,024.61
    (iv)  Class B Principal Distribution remaining to be paid                                                                0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                              0.00
    (vi)  Class B Principal Carryover Shortfall                                                                              0.00
    (vii) Total Class B Principal Distribution paid                                                                    451,015.05

(P)  Total Excess Cash to the Reserve Fund                                                                             432,024.61

                         BANC ONE AUTO GRANTOR                            PAGE 5
                             TRUST 1996-8
           AMENDED AND RESTATED DETERMINATION DATE STATEMENT
     COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                  DISTRIBUTION DATE DECEMBER 16, 1996


H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                       Beginning                              End
                                                       of Period                           of Period
                                                       ---------                           ---------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates           $238,281,529.10                    $227,006,394.34
    (ii)   Aggregate Certificate Pool Factor                 0.7794958                          0.7426112
    (iii)  Class A Principal Balance                    228,750,063.39                     217,925,943.68
    (iv)   Class A Pool Factor                               0.7794958                          0.7426112
    (v)    Class B Principal Balance                      9,531,465.71                       9,080,450.66
    (vi)   Class B Pool Factor                               0.7794958                          0.7426113

(B) Pool Information
    (i)    Weighted Average Coupon (WAC)                         12.13%                             12.13%
    (ii)   Weighted Average Remaining Maturity (WAM)             42.33  months                      41.66  months
    (iii)  Remaining Number of Receivables                      27,244                             26,515
    (iv)   Pool Balance                                $238,281,529.10                    $227,006,394.34


I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                        7,744,149.70
(B) Less: Draw to pay Class A Interest Distribution                                                  0.00
(C) Reserve Account Balance after draw                                                       7,744,149.70
(D) Less: Draw to pay Class B Interest Distribution                                                  0.00
(E) Reserve Account Balance after draw                                                       7,744,149.70
(F) Less: Draw to pay Class A Principal Distribution                                                 0.00
(G) Reserve Account Balance after draw                                                       7,744,149.70
(H) Less: Draw to pay Class B Principal Distribution                                                 0.00
(I) Reserve Account Balance after draw                                                       7,744,149.70
(J) Total excess Collections deposited in the Reserve Fund                                     432,024.61
                                                                                          ---------------
(K) Reserve Fund Balance                                                                     8,176,174.31
(L) Specified Reserve Account Balance                                                        7,377,707.82
(M) Reserve Account Release to Seller                                                          798,466.50
                                                                                          ---------------
(N) Ending Reserve Account Balance                                                           7,377,707.82
                                                                                          ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                             $46,348.54
    (ii)  Liquidation Proceeds Related to Interest                                                                  212.75
    (iii) Recoveries on Previously Liquidated Contracts                                                         294,742.30
(B) Realized Net Losses for Collection Period                                                                   649,520.66
(C) Charge-off Rate for Collection Period (annualized)                                                                1.83%
(D) Cumulative Aggregate Net Losses for all Periods                                                           3,368,224.55

(E) Delinquent Receivables
                                                        Dollar Amount                           #  Units
                                                        -------------                           --------
    (i)   30-59 Days Delinquent                          3,491,406            1.54%                400
    (ii)  60-89 Days Delinquent                            647,020            0.29%                 70
    (iii) 90 Days or More Delinquent                       373,439            0.16%                 36

                         BANC ONE AUTO GRANTOR                            PAGE 6
                             TRUST 1996-8
           AMENDED AND RESTATED DETERMINATION DATE STATEMENT
     COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                  DISTRIBUTION DATE DECEMBER 16, 1996


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                                     1.95%
    (ii)  Preceding Collection Period                                                                            1.41%
    (iii) Current Collection Period                                                                              1.83%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    1.73%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                                                     0.37%
    (ii)  Preceding Collection Period                                                                            0.46%
    (iii) Current Collection Period                                                                              0.45%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    0.43%

(C) Loss and Delinquency Trigger Indicator                                                         Trigger was not hit

                         BANC ONE AUTO GRANTOR                            PAGE 7
                             TRUST 1996-8
           AMENDED AND RESTATED DETERMINATION DATE STATEMENT
     COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                  DISTRIBUTION DATE DECEMBER 16, 1996


L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                                   Per $1,000 of
                                                                                                                 Original Principal
                                                                                                 Dollars($)           Balance
                                                                                              ---------------    ------------------
(A)  Amount of distribution allocable to principal:
    (i)    Class A Certificates                                                                 10,824,119.71            36.8846064
    (ii)   Class B Certificates                                                                    451,015.05            36.8846064

                                                                                                                   Per $1,000 of
                                                                                                                 Original Principal
                                                                                                 Dollars($)           Balance
                                                                                              ---------------    ------------------
(B)  Amount of distribution allocable to interest:
    (i)    Class A Certificates                                                                  1,248,594.10             4.2547480
    (ii)   Class B Certificates                                                                     53,217.35             4.3521852

(C)  Pool Balance as of the close of business on the last day
     of the Collection Period                                                                 $227,006,394.34
                                                                                              ---------------

                                                                                                                   Per $1,000 of
                                                                                                                 Original Principal
                                                                                                 Dollars($)           Balance
                                                                                              ---------------    ------------------
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period
     (i)    Total Servicing Fee                                                                    198,567.94
     (ii)   Class A Percentage of the Servicing Fee                                                190,625.05           0.6495799
     (ii)   Class B Percentage of the Servicing Fee                                                  7,942.89           0.6495799

                                                                                                                    Per $1,000 of
                                                                                                                  Original Principal
                                                                                                 Dollars($)            Balance
                                                                                              ---------------    ------------------
(E)   (i)   Class A Interest Carryover Shortfall                                                         0.00           0.0000000
      (ii)  Class A Principal Carryover Shortfall                                                        0.00           0.0000000
      (iii) Class B Interest Carryover Shortfall                                                         0.00           0.0000000
      (iv)  Class B Principal Carryover Shortfall                                                        0.00           0.0000000

      Change with respect to immediately preceding Distribution Date:
      (v)    Class A Interest Carryover Shortfall                                                        0.00           0.0000000
      (vi)   Class A Principal Carryover Shortfall                                                       0.00           0.0000000
      (vii)  Class B Interest Carryover Shortfall                                                        0.00           0.0000000
      (viii) Class B Principal Carryover Shortfall                                                       0.00           0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all                                            Pool Factor
     payments allocated to principal                                                                                    -----------
     (i)    Class A Pool Factor                                                                                         0.7426112
     (ii)   Class B Pool Factor                                                                                         0.7426113

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)              $649,520.66
                                                                                                 -------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
    Collection Period                                                                           $1,020,459.07

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date                               $7,377,707.82
                                                                                                -------------

(J)  Aggregate outstanding principal balances for each class of certificates, after                                Principal Balance
     giving effect to all payments allocated to principal                                                         -----------------
     (i)    Class A Principal Balance                                                                                217,925,943.68
     (ii)   Class B Principal Balance                                                                                  9,080,450.66

(K)  Amount otherwise distributable to the Class B Certificateholders that is being
     distributed to the Class A Certificateholders on such Distribution Date                            $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)                        $0.00
                                                                                                -------------

                         BANC ONE AUTO GRANTOR                            PAGE 8
                             TRUST 1996-8
           AMENDED AND RESTATED DETERMINATION DATE STATEMENT
     COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                  DISTRIBUTION DATE DECEMBER 16, 1996


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                    $198,567.94
     (ii)  Servicing Fees retained by the Seller                             198,567.94
     (iii) Servicing Fees to be distributed to the Seller on the            -----------
           Distribution Date (i-ii)                                                                       $0.00
                                                                                                 --------------

(B) Withdraw from the Collection Account and deposit in the Class A
    Distribution Account:
      (i)   for the Class A Interest Distribution                         $1,248,594.10
      (ii)  for the Class A Principal Distribution                        10,824,119.71
      (iii) Total (i+ii)                                                  -------------          $12,072,713.81
                                                                                                 --------------

(C) Withdraw from the Collection Account and deposit in the Class B
    Distribution Account:
      (i)   for the Class B Interest Distribution                            $53,217.35
      (ii)  for the Class B Principal Distribution                           451,015.05
      (iii) Total (i+ii)                                                  -------------             $504,232.40
                                                                                                 --------------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in the Reserve Fund                                                                    $432,024.61
                                                                                                 --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A
    Distribution Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
           of Principal Collections                                                                       $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                           0.00
     (iii) Total                                                                                 --------------              $0.00
                                                                                                                      ------------

(F) Withdraw from the Reserve Fund and deposit in the Class B
    Distribution Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the
          distribution of the Class A Interest Distribution                                               $0.00
     (ii) Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the
          Class B Interest Distribution, and the Class A Principal Distribution                            0.00
     (iii) Total                                                                                 --------------              $0.00
                                                                                                                      ------------